AMENDED AND RESTATED SERIES C REPURCHASE AND EXCHANGE AGREEMENT

                  Amended and Restated Series C Repurchase and Exchange Agreement dated as of December 23, 1996 among All-Comm Media
Corporation (the "Company"), Newark Sales Corp. ("Newark") and
Saleslink Ltd. ("Saleslink").

                  WHEREAS, the Company has issued and outstanding 2,000 shares of its Series C Convertible Preferred Stock, par value $.01 per share (the "Series C Preferred Stock");

                  WHEREAS, Newark and Saleslink are the holders of all of the issued and outstanding shares of Series C Preferred Stock;

                  WHEREAS, the shares of Series C Preferred Stock are currently convertible into 166,666 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), in accordance with the certificate of designations of the Series C Preferred Stock;

                  WHEREAS the holders of the Series C Preferred Stock also hold warrants exercisable for 3,000,000 shares of Common Stock (the "Series C Warrants");

                  WHEREAS, the Company has filed a registration statement with the Securities and Exchange Commission for a proposed underwritten public offering (the "Offering") of shares of Common Stock, and for the delayed offering of shares of Common Stock by certain delayed selling securityholders;

                  WHEREAS, the lead underwriter for the Offering has advised the Company that the existence of the current number of outstanding options, warrants or other rights convertible or exercisable for shares of the Common Stock could be detrimental to the Offering and to secondary trading in the Common Stock following consummation of the Offering;

                  WHEREAS, the holders of Series C Preferred Stock are willing to enter into this Agreement in order to induce the Company to proceed with the Offering and in order to obtain the benefits of this Agreement;

                  WHEREAS, the parties hereto are parties to a Series C Repurchase and Exchange Agreement dated as of November 20, 1996 (the "Old Agreement"); and

                  WHEREAS, the parties wish to amend and restate the Old Agreement to change the date of the consummation of the

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Amended and Restated
Series C Repurchase and
Exchange Agreement, Page 2

transactions contemplated thereby from immediately prior to the Offering to December 23, 1996;

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, and receipt and sufficiency which are hereby acknowledged, the parties hereto agree as follows:

                  1. Repurchase of Series C Preferred Stock. On and as of the date hereof, each of the undersigned holders of Series C Preferred Stock agrees to sell, and the Company agrees to repurchase, all 2,000 of the outstanding shares of Series C Preferred Stock for an aggregate of $1,000,000 (the "Repurchase Price"), to be paid pro rata to such holders based on the number of shares of Series C Preferred Stock held. Payment of the Repurchase Price shall be made in the form of a promissory note of the Company, substantially in the form of Exhibit A hereto.

                  2. Conversion of Warrants. Simultaneously with the repurchase of the Series C Preferred Stock as set forth in paragraph 1, the Series C Warrants shall be cancelled and shall cease to be outstanding and will be exchanged for an aggregate of 600,000 shares of Common Stock, to be issued pro rata based on the number of Series C Warrants held. The holders of the shares of Common Stock for which the Series C Warrants are exchanged shall have the same registration rights as such holders had under the agreement dated as of September 10, 1996 between such holders and the Company, with respect to shares of Common Stock for which the Series C Warrants were exercisable.

                  3. Securities Law Matters. Each of the undersigned holders of Series C Preferred Stock severally acknowledges and agrees that: (a) the shares of Common Stock to be issued to it upon exchange of the Series C Warrants have not been registered under the Securities Act of 1933, as amended (the "Securities Act"); (b) such shares may not be freely resold or transferred absent registration under the Securities Act or an exemption therefrom; (c) it is acquiring such shares for its own account for investment purposes only and not with a view towards the resale or distribution thereof; (d) it may be required to hold such shares for an indefinite period; (e) certificates representing such shares may bear restrictive legends and the Company may instruct its transfer agent to place stop transfer orders with respect thereto;
(f) it is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act; (g) it is aware that the Company is issuing such Common Stock in transactions exempt from the registration requirements of the Securities Act pursuant to Regulation D or

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Amended and Restated
Series C Repurchase and
Exchange Agreement, Page 3

other exemptions from registration; and (h) it is not an "affiliate" of Broad Capital Associates, Inc. within the meaning of the Securities Act.

                  4. Miscellaneous. This Agreement may not be modified except in a writing signed by or on behalf of all of the parties hereto. This Agreement constitutes the entire agreement of the parties with respect to the repurchase of the outstanding shares of Series C Preferred Stock and the exchange of the Series C Warrants, and supersedes the Old Agreement. This Agreement may be signed in one or more counterparts, all of which shall constitute a single original.

                  IN WITNESS WHEREOF, each of the undersigned has duly caused this Agreement to be signed on its behalf as of this 23rd day of December, 1996.

                                           All-Comm Media Corporation

                                           By:---------------------------------
                                              Name:
                                              Title:

                                           Newark Sales Corp.

                                           By:----------------------------------
                                              Name:
                                              Title:

                                           Saleslink Ltd.

                                           By:----------------------------------
                                              Name:
                                              Title:

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                                                                       Exhibit A

                            [Form of Promissory Note]

                                 PROMISSORY NOTE

$_______________                                            December 23, 1996
                                                            New York, New York

                  FOR VALUE RECEIVED, All-Comm Media Corporation, a Nevada corporation (the "Company"), hereby promises to pay to __________________ (the "Payee"), the principal sum of FIVE HUNDRED THOUSAND ($500,000.00) Dollars (or such lesser amount as shall equal the aggregate unpaid amount of the Repurchase Price owed to Payee under the Amended and Restated Series C Repurchase and Exchange Agreement (the "Repurchase Agreement") dated as of the date hereof), in lawful money of the United States of America and in immediately available funds, on demand at any time from and after the date the Offering is consummated, but in no event later than June 7, 1998 (the "Maturity Date").

                                    ARTICLE I

                                   DEFINITIONS

                  Capitalized terms used but not defined herein have the meanings given to such terms in the Repurchase Agreement. In addition, when used herein, the following terms have the following meanings:

                   "Business Day" means any day on which commercial banks are not authorized or required to close in New York City, New York or in Los Angeles, California.

                  "Dollars" and "$" shall mean lawful money of the United States of America.

                                   ARTICLE II

                             PRINCIPAL AND INTEREST

                  2.01 Repayment of Principal. The Company hereby promises to pay to the Payee the entire unpaid principal amount of this Note, together with accrued interest thereon, on demand at any time from and after the date of consummation of the Offering (or any other underwritten public offering of Common Stock by the Company), but in no event later than the Maturity Date; provided that, in the case of payment on demand, Payee has given the Company at least ten (10) Business Days' prior written notice of its intention to make such demand, which notice shall specify the date designated for payment (which shall be a

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Exhibit A to Repurchase
Agreement, Page 2

Business Day). Simultaneously with the payment in full of this Note, Payee shall surrender this Note to the Company for cancellation.

                  2.02 Interest. The Company hereby promises to pay to Payee interest on the unpaid principal amount of the Note for the period from and including the date hereof to but excluding the date the principal amount of this Note shall be paid in full, at a rate per annum equal to eight percent (8%); provided that in no event shall the amount paid or agreed to be paid to Payee for the use, forbearance, or detention of the indebtedness evidenced by this Note exceed the maximum amount permitted by law. Interest on this Note shall be computed on the basis of a year of 365 or 366 days (as the case may be) and actual days elapsed (including the first day but excluding the last day) occurring in the period for which interest is payable. Notwithstanding the foregoing, the Company hereby promises to pay to Payee interest ("Default Interest") at a rate per annum equal to ten percent (10%) on any principal and any other amount payable by the Company hereunder that shall not be paid in full when due (whether on demand or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest (including Default Interest, if any) shall be payable at the time of payment or prepayment of any principal of this Note (but only on the principal amount so paid or prepaid).

                                   ARTICLE III
                            PAYMENTS AND PREPAYMENTS

                  3.01 Payments. Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Company under this Note, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, by wire transfer to an account designated by Payee in the notice required by Section 2.01 not later than 1:00 p.m. (New York time) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

                  3.02 Optional Prepayments. The Company shall have the right to prepay, without premium or penalty, the unpaid principal amount of this Note, in whole or in part, at any time or from time to time; provided that (a) the Company shall give Payee at least ten (10) Business Days' prior written notice thereof, which notice shall specify the amount to be prepaid and the date of prepayment (which shall be a Business Day and upon which date the amount to be prepaid shall become due and payable hereunder) and (b) any such prepayment shall be in a minimum amount of $100,000 or a larger multiple of $50,000.

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Exhibit A to Repurchase
Agreement, Page 3

                                   ARTICLE IV
                                  MISCELLANEOUS

                  4.01 Subordination. This Note shall be a general obligation of the Company and is subordinated to any and all obligations of the Company to any bank or other financial institution, regardless of whether such obligations presently exist or are subsequently incurred.

                  4.02 Waiver. (a) No failure on the part of Payee to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Note or the Repurchase Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Note or the Repurchase Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  (b) The Company hereby waives demand, presentment, protest, notice of protest, notice of dishonor, and all other notices or demand of any kind or nature with respect to this Note (other than as otherwise expressly provided herein).

                  4.03 Notices. All notices, requests and other communications provided for herein (including, without limitation, any modifications of, or waivers, requests or consents under, this Note) shall be given or made in writing (including, without limitation, by telecopy) by the close of business on the day the notice is given, delivered to the intended recipient at the address specified below or at such other address as shall be designated by such recipient in a notice to the Company or Payee, as the case may be. Except as otherwise provided herein, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  If to Payee:

                  __________________________________

                  __________________________________

                  __________________________________

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Exhibit A to Repurchase
Agreement, Page 4

                  If to the Company:

                  All-Comm Media Corporation
                  400 Corporate Pointe, Suite 780
                  Culver City, California  90230

                  Attention:  Barry Peters
                  Telecopy:   (310) 342-2801

                  4.04 Costs of Collection. The Company agrees to pay or reimburse the Payee for all reasonable out-of-pocket costs and expenses of Payee (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any default under this Note and any enforcement or collection proceedings resulting therefrom, including, without limitation, all manner of participation in or other involvement with (x) any bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings,
(y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 4.04.

                  4.05 Successors and Assigns. This Note and the Repurchase Agreement shall be binding upon and inure to the benefit of the Company and Payee and their respective successors and permitted assigns.

                  4.06 Assignments. The Company may not assign or transfer this Note or any of its obligations hereunder without the prior written consent of Payee. Payee may assign or transfer this Note or any of its rights hereunder at any time.

                  4.07 Amendment, Modification, Waiver. The terms of this Note may not be waived, altered or amended except by an instrument in writing duly executed by the Company and Payee. Any such amendment or waiver shall be binding upon the Company and Payee, and their respective successors and permitted assigns.

                  4.08 Governing Law; Submission to Jurisdiction. This Note and the Repurchase Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to its principles of conflicts of law). Each of the Company and Payee hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), and of any other appellate court in the State of New York, for the purposes of all legal proceedings arising out of or relating to this Note or the transactions contemplated hereby. Each of the Company and the Payee hereby irrevocably waives, to

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Exhibit A to Repurchase
Agreement, Page 5

the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                  4.09 Waiver of Jury Trial. EACH OF THE COMPANY AND THE PAYEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                                                      ALL-COMM MEDIA CORPORATION

                                                      By
                                                         -----------------------
                                                         Name:
                                                         Title:

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